Exhibit 99.2

HRPT PROPERTIES TRUST

Second Quarter 2008

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the December 31, 2007 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•                  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, AND

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE.

FOR EXAMPLE:

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•                  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of June 30, 2008, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to tenants with good credit characteristics, such as the U.S. Government.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of June 30, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,300 properties, located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 550 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HRP, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, a publicly traded REIT that primarily owns healthcare properties.  An affiliate of RMR, RMR Advisors, is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of about $14 billion as of June 30, 2008.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides HRP with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than HRP would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 6/30/08) (1):

Total properties	489
Total sq. ft. (000s)	63,438
Percent leased	90.9%

Portfolio Concentration by Sq. Ft. (as of 6/30/08) (1):

		Industrial
	Office	and Other	Total
CBD	18.9%	0.2%	19.1%
Suburban	35.2%	45.7%	80.9%
Total	54.1%	45.9%	100.0%

Portfolio Concentration by NOI (Q2 2008) (1) (2):

		Industrial
	Office	and Other	Total
CBD	31.7%	0.2%	31.9%
Suburban	46.2%	21.9%	68.1%
Total	77.9%	22.1%	100.0%

Portfolio Concentration by Major Market (1):

	6/30/08	Q2 2008
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.3%	12.3%
Oahu, HI	28.2%	10.6%
Metro Washington, DC	3.8%	9.4%
Metro Boston, MA	4.1%	5.8%
Southern California	1.9%	5.4%
Metro Austin, TX	4.1%	4.1%
Other Markets	49.6%	52.4%
Total	100.0%	100.0%

(1)          Excludes properties classified in discontinued operations.

(2)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President and Chief Operating Officer	Senior Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Director of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8222 or kjohnston@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	Raymond James
Philip Martin	Paul Puryear
(312) 469-7485	(727) 573-3800

Citigroup	Stifel, Nicolaus
Michael Bilerman	John Guinee
(212) 816-1383	(443) 224-1307

Merrill Lynch	UBS
Ian Weissman	James Feldman
(212) 449-6255	(212) 713-4932

RBC Capital Markets
David Rodgers
(216) 378-7626

Debt Research Coverage

Citigroup	Wachovia
Thomas Cook	Thierry Perrin
(212) 723-1112	(704) 715-8455

Merrill Lynch
John Forrey
(212) 449-1812

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007

Shares Outstanding:
Common shares outstanding (at end of period)	225,464	225,444	225,444	212,457	211,947
Common shares outstanding (at end of period) — diluted (1)	254,657	254,637	254,637	241,650	241,139
Preferred shares outstanding (at end of period) (1)	28,180	28,180	28,180	33,180	33,180
Weighted average common shares and units outstanding - basic	225,449	225,444	222,927	212,078	211,721
Weighted average common shares and units outstanding - diluted (1)	254,642	254,637	252,120	241,271	240,914

Common Share Data:
Price at end of period	$6.77	$6.73	$7.73	$9.89	$10.40
High during period	$8.00	$8.56	$10.49	$10.90	$12.72
Low during period	$6.75	$6.58	$7.40	$9.06	$10.13
Annualized dividends paid per share	$0.84	$0.84	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period)	12.4%	12.5%	10.9%	8.5%	8.1%

Selected Balance Sheet Data:
Total assets	$6,003,146	$5,959,846	$5,859,332	$5,800,512	$5,750,889
Total liabilities	$3,124,668	$3,089,567	$2,956,449	$2,861,976	$2,789,191
Gross book value of real estate assets (2)	$6,517,894	$6,501,910	$6,367,166	$6,261,302	$6,198,307
Total debt / gross book value of real estate (2)	45.0%	44.8%	43.6%	42.7%	42.2%

Book Capitalization:
Total debt	$2,932,959	$2,911,699	$2,774,160	$2,674,859	$2,614,133
Plus: total stockholders’ equity	2,878,478	2,870,279	2,902,883	2,938,536	2,961,698
Total book capitalization	$5,811,437	$5,781,978	$5,677,043	$5,613,395	$5,575,831
Total debt / total book capitalization	50.5%	50.4%	48.9%	47.7%	46.9%

Market Capitalization:
Total debt (book value)	$2,932,959	$2,911,699	$2,774,160	$2,674,859	$2,614,133
Plus: market value of preferred shares (at end of period)	556,585	557,678	586,010	800,245	817,108
Plus: market value of common shares (at end of period)	1,526,391	1,517,238	1,742,682	2,101,200	2,204,249
Total market capitalization	$5,015,935	$4,986,615	$5,102,852	$5,576,304	$5,635,490
Total debt / total market capitalization	58.5%	58.4%	54.4%	48.0%	46.4%

Selected Income Statement Data (3):
Rental income	$204,273	$215,164	$214,006	$211,217	$209,995
EBITDA (4)	$121,328	$121,157	$120,608	$119,917	$120,272
Property net operating income (NOI) (5)	$120,526	$130,201	$128,785	$128,449	$128,829
NOI margin (6)	59.0%	60.5%	60.2%	60.8%	61.3%
Net income	$68,052	$27,406	$27,479	$32,154	$31,474
Preferred distributions	$(12,667)	$(12,667)	$(14,368)	$(15,402)	$(15,401)
Excess redemption price paid over carrying value of preferred shares	$—	$—	$(4,230)	$—	$—
Net income available for common shareholders	$55,385	$14,739	$8,881	$16,752	$16,073
Funds from operations (FFO) (7)	$76,767	$75,769	$75,269	$78,270	$77,971
FFO available for common shareholders (7)	$64,100	$63,102	$60,901	$62,868	$62,570
Common distributions paid	$47,343	$47,343	$47,341	$44,509	$44,390

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.25	$0.07	$0.04	$0.08	$0.08
FFO available for common shareholders — basic (7)	$0.28	$0.28	$0.27	$0.30	$0.30
FFO available for common shareholders — diluted (1) (7)	$0.28	$0.27	$0.27	$0.29	$0.29
Common distributions paid	$0.21	$0.21	$0.21	$0.21	$0.21
FFO payout ratio	73.9%	75.0%	77.7%	70.8%	70.9%

Coverage Ratios:
EBITDA (4) / interest expense	2.7x	2.7x	2.7x	2.7x	2.8x
EBITDA (4) / interest expense and preferred distributions	2.1x	2.1x	2.0x	2.0x	2.1x

(1)          As of 6/30/2008, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)          Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties classified in discontinued operations in the current period.

(4)          See page 13 for calculation of EBITDA.

(5)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)          See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of June 30,	As of December 31,
	2008	2007
		(audited)
ASSETS
Real estate properties:
Land	$1,166,638	$1,189,684
Buildings and improvements	4,770,280	4,966,610
	5,936,918	6,156,294
Accumulated depreciation	(799,958)	(808,216)
	5,136,960	5,348,078
Properties held for sale	311,665	—
Acquired real estate leases	151,869	150,672
Cash and cash equivalents	33,277	19,879
Restricted cash	94,105	18,027
Rents receivable, net of allowance for doubtful accounts of $8,082 and $6,290, respectively	174,677	197,967
Other assets, net	100,593	124,709
Total assets	$6,003,146	$5,859,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$301,000	$140,000
Senior unsecured debt, net	2,240,504	2,239,784
Mortgage notes payable, net	380,116	394,376
Mortgage notes payable and other liabilities related to properties held for sale	16,271	—
Accounts payable and accrued expenses	96,358	89,441
Acquired real estate lease obligations	42,375	41,607
Rent collected in advance	22,628	24,779
Security deposits	12,597	16,063
Due to affiliates	12,819	10,399
Total liabilities	3,124,668	2,956,449

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 225,464,497 and 225,444,497 shares issued and outstanding, respectively	2,255	2,254
Additional paid in capital	2,923,611	2,923,455
Cumulative net income	1,923,067	1,827,609
Cumulative common distributions	(2,346,225)	(2,251,539)
Cumulative preferred distributions	(306,594)	(281,260)
Total shareholders’ equity	2,878,478	2,902,883
Total liabilities and shareholders’ equity	$6,003,146	$5,859,332

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Rental income (1)	$204,273	$196,231	$405,445	$387,197

Expenses:
Operating expenses	83,747	77,800	164,964	154,534
Depreciation and amortization	45,228	42,684	90,041	83,211
General and administrative	8,991	8,633	17,853	16,724
Total expenses	137,966	129,117	272,858	254,469

Operating income	66,307	67,114	132,587	132,728

Interest income	89	567	418	1,025
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,431, $1,038, $2,526 and $2,148, respectively)	(44,383)	(42,190)	(89,423)	(82,308)
Loss on early extinguishment of debt	—	(711)	—	(711)
Income from continuing operations before income tax expense	22,013	24,780	43,582	50,734
Income tax benefit (expense)	4	—	(160)	—
Income from continuing operations	22,017	24,780	43,422	50,734
Discontinued operations:
Income from discontinued operations (1)	6,068	6,694	12,069	13,888
Gain on sale of properties	39,967	—	39,967	—
Net income	68,052	31,474	95,458	64,622
Preferred distributions	(12,667)	(15,401)	(25,334)	(30,802)
Net income available for common shareholders	$55,385	$16,073	$70,124	$33,820

Weighted average common shares outstanding — basic	225,449	211,721	225,447	211,168

Weighted average common shares outstanding — diluted (2)	254,642	240,914	254,640	240,361

Earnings per common share:
Income from continuing operations available for common shareholders – basic and diluted (2)	$0.04	$0.04	$0.08	$0.09
Income from discontinued operations — basic and diluted (2)	$0.20	$0.03	$0.23	$0.07
Net income available for common shareholders — basic and diluted (2)	$0.25	$0.08	$0.31	$0.16

Additional Data:
General and administrative expenses / rental income	4.40%	4.40%	4.40%	4.32%
General and administrative expenses / total assets (at end of period)	0.15%	0.15%	0.30%	0.29%

Continuing Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$3,264	$3,273	$4,910	$7,082
Lease value amortization (FAS 141) (1)	$(2,353)	$(2,766)	$(4,736)	$(5,096)
Lease termination fees included in rental income	$1,168	$31	$2,175	$356
Capitalized interest expense	$—	$263	$—	$489

Discontinued Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$240	$641	$581	$1,556
Lease value amortization (FAS 141) (1)	$(128)	$(114)	$(257)	$(231)

(1)          We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          As of 6/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 June 30, 2008

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Cash flows from operating activities:
Net income	$68,052	$31,474	$95,458	$64,622
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	39,500	36,446	78,906	71,451
Amortization of debt discounts, premiums and deferred financing fees	1,420	1,025	2,505	2,122
Amortization of acquired real estate leases	7,535	8,320	15,008	16,044
Other amortization	4,126	3,900	8,123	7,129
Loss on early extinguishment of debt	—	711	—	711
Gain on sale of properties	(39,967)	—	(39,967)	—
Change in assets and liabilities:
(Increase) decrease in restricted cash	(962)	(2,336)	5,522	5,064
Decrease (increase) in rents receivable and other assets	8,117	2,469	(11,805)	(22,462)
Increase (decrease) in accounts payable and accrued expenses	14,940	12,915	8,723	(10,705)
(Decrease) increase in rent collected in advance	(929)	(196)	(201)	3,144
Increase in security deposits	320	206	981	104
Increase (decrease) in due to affiliates	1,490	745	2,420	(4,515)
Cash provided by operating activities	103,642	95,679	165,673	132,709

Cash flows from investing activities:
Real estate acquisitions and improvements	(32,487)	(153,501)	(159,655)	(238,235)
Proceeds from sale of properties	81,813	—	81,813	—
Increase in restricted cash	(81,813)	—	(81,813)	—
Cash used for investing activities	(32,487)	(153,501)	(159,655)	(238,235)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	10,663	—	23,661
Proceeds from borrowings	52,000	584,475	240,000	704,475
Payments on borrowings	(61,930)	(469,888)	(112,594)	(488,051)
Deferred financing fees	(3)	(1,670)	(6)	(1,677)
Distributions to common shareholders	(47,343)	(44,390)	(94,686)	(88,501)
Distributions to preferred shareholders	(12,667)	(15,401)	(25,334)	(33,138)
Cash (used for) provided by financing activities	(69,943)	63,789	7,380	116,769

Increase in cash and cash equivalents	1,212	5,967	13,398	11,243
Cash and cash equivalents at beginning of period	32,065	23,059	19,879	17,783
Cash and cash equivalents at end of period	$33,277	$29,026	$33,277	$29,026

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0, $263, $0 and $489, respectively)	$33,655	$32,503	$84,628	$80,508

Non-cash investing activities:
Real estate acquisitions	$(30,639)	$—	$(30,639)	$—

Non-cash financing activities:
Issuance of common shares	$157	$175	$157	$175
Assumption of mortgage notes payable	30,639	—	30,639	—

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Six Months Ended
		6/30/2008	6/30/2007	6/30/2008	6/30/2007

Net income		$68,052	$31,474	$95,458	$64,622
Plus:	interest expense from continuing operations	44,383	42,190	89,423	82,308
Plus:	interest expense from discontinued operations	182	111	366	264
Plus:	income tax expense	(4)	—	160	—
Plus:	depreciation and amortization from continuing operations	45,228	42,684	90,041	83,211
Plus:	depreciation and amortization from discontinued operations	3,454	3,102	7,004	6,086
Plus:	loss on early extinguishment of debt	—	711	—	711
Less:	gain on sale of properties	(39,967)	—	(39,967)	—
EBITDA		$121,328	$120,272	$242,485	$237,202

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, plus loss on early extinguishment of debt, interest expense, income tax expense and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Calculation of NOI (1):
Rental income	$204,273	$196,231	$405,445	$387,197
Operating expenses	(83,747)	(77,800)	(164,964)	(154,534)
Property net operating income (NOI)	$120,526	$118,431	$240,481	$232,663

Reconciliation of NOI to Net Income:

Property net operating income	$120,526	$118,431	$240,481	$232,663
Depreciation and amortization	(45,228)	(42,684)	(90,041)	(83,211)
General and administrative	(8,991)	(8,633)	(17,853)	(16,724)
Operating income	66,307	67,114	132,587	132,728

Interest income	89	567	418	1,025
Interest expense	(44,383)	(42,190)	(89,423)	(82,308)
Loss on early extinguishment of debt	—	(711)	—	(711)
Income from continuing operations before income tax expense	22,013	24,780	43,582	50,734
Income tax benefit (expense)	4	—	(160)	—
Income from continuing operations	22,017	24,780	43,422	50,734

Income from discontinued operations	6,068	6,694	12,069	13,888
Gain on sale of properties	39,967	—	39,967	—
Net income	$68,052	$31,474	$95,458	$64,622

(1)          Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Six Months Ended
		6/30/2008	6/30/2007	6/30/2008	6/30/2007

Net income		$68,052	$31,474	$95,458	$64,622
Plus:	depreciation and amortization from continuing operations	45,228	42,684	90,041	83,211
Plus:	depreciation and amortization from discontinued operations	3,454	3,102	7,004	6,086
Loss on early extinguishment of debt:
Add:	amount included in expenses	—	711	—	711
Less:	portion settled in cash	—	—	—	—
Less:	gain on sale of properties	(39,967)	—	(39,967)	—
FFO		76,767	77,971	152,536	154,630
Less:	preferred distributions	(12,667)	(15,401)	(25,334)	(30,802)
FFO available for common shareholders		$64,100	$62,570	$127,202	$123,828

Weighted average common shares outstanding — basic		225,449	211,721	225,447	211,168

Weighted average common shares outstanding — diluted (1)		254,642	240,914	254,640	240,361

FFO available for common shareholders per share — basic		$0.28	$0.30	$0.56	$0.59

FFO available for common shareholders per share — diluted (1)		$0.28	$0.29	$0.55	$0.57

(1)          At 6/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Net income available for common shareholders	$55,385	$16,073	$70,124	$33,820
Add — Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
Net income available for common shareholders — diluted	$61,552	$22,240	$82,458	$46,154

FFO available for common shareholders (2)	$64,100	$62,570	$127,202	$123,828
Add — Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
FFO available for common shareholders — diluted	$70,267	$68,737	$139,536	$136,162

Weighted average common shares outstanding — basic	225,449	211,721	225,447	211,168
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding — diluted	254,642	240,914	254,640	240,361

(1)          As of 6/30/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)          See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Number of Properties:

Office	320	312	320	312
Industrial and Other	169	163	169	163
Total	489	475	489	475

CBD	45	42	45	42
Suburban	444	433	444	433
Total	489	475	489	475

Square Feet (2):

Office	34,326	32,807	34,326	32,807
Industrial and Other	29,112	28,559	29,112	28,559
Total	63,438	61,366	63,438	61,366

CBD	12,157	10,915	12,157	10,915
Suburban	51,281	50,451	51,281	50,451
Total	63,438	61,366	63,438	61,366

Percent Leased (3):

Office	87.8%	89.9%	87.8%	89.9%
Industrial and Other	94.5%	96.0%	94.5%	96.0%
Total	90.9%	92.7%	90.9%	92.7%

CBD	88.7%	90.3%	88.7%	90.3%
Suburban	91.4%	93.3%	91.4%	93.3%
Total	90.9%	92.7%	90.9%	92.7%

Rental Income (4):

Office	$168,122	$162,099	$333,520	$322,611
Industrial and Other	36,151	34,132	71,925	64,586
Total	$204,273	$196,231	$405,445	$387,197

CBD	$73,136	$67,627	$143,471	$134,254
Suburban	131,137	128,604	261,974	252,943
Total	$204,273	$196,231	$405,445	$387,197

Property Net Operating Income (NOI) (5):

Office	$93,897	$92,765	$187,651	$184,983
Industrial and Other	26,629	25,666	52,830	47,680
Total	$120,526	$118,431	$240,481	$232,663

CBD	$38,393	$37,364	$76,741	$73,993
Suburban	82,133	81,067	163,740	158,670
Total	$120,526	$118,431	$240,481	$232,663

NOI Margin (6):

Office	55.9%	57.2%	56.3%	57.3%
Industrial and Other	73.7%	75.2%	73.5%	73.8%
Total	59.0%	60.4%	59.3%	60.1%

CBD	52.5%	55.3%	53.5%	55.1%
Suburban	62.6%	63.0%	62.5%	62.7%
Total	59.0%	60.4%	59.3%	60.1%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	17	17	17	17
Metro Boston, MA	19	17	19	17
Southern California	19	19	19	19
Metro Austin, TX	24	24	24	24
Other markets	334	322	334	322
Total	489	475	489	475

Square Feet (2):
Metro Philadelphia, PA	5,274	5,291	5,274	5,291
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	2,401	2,401	2,401	2,401
Metro Boston, MA	2,599	2,524	2,599	2,524
Southern California	1,174	1,173	1,174	1,173
Metro Austin, TX	2,579	2,578	2,579	2,578
Other markets	31,497	29,485	31,497	29,485
Total	63,438	61,366	63,438	61,366

Percent Leased (3):
Metro Philadelphia, PA	87.3%	89.7%	87.3%	89.7%
Oahu, HI	95.2%	96.9%	95.2%	96.9%
Metro Washington, DC	92.1%	91.2%	92.1%	91.2%
Metro Boston, MA	84.7%	95.5%	84.7%	95.5%
Southern California	88.9%	94.3%	88.9%	94.3%
Metro Austin, TX	89.6%	87.9%	89.6%	87.9%
Other markets	89.6%	91.0%	89.6%	91.0%
Total	90.9%	92.7%	90.9%	92.7%

Rental Income (4):
Metro Philadelphia, PA	$29,652	$31,064	$61,300	$61,708
Oahu, HI	16,755	16,143	33,618	31,495
Metro Washington, DC	18,174	17,370	35,825	34,556
Metro Boston, MA	12,099	13,708	24,005	26,313
Southern California	9,529	9,549	19,009	19,033
Metro Austin, TX	10,058	9,373	20,102	19,085
Other markets	108,006	99,024	211,586	195,007
Total	$204,273	$196,231	$405,445	$387,197

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$14,829	$16,010	$31,625	$31,655
Oahu, HI	12,706	12,824	25,865	25,123
Metro Washington, DC	11,367	10,977	22,273	22,012
Metro Boston, MA	7,009	8,469	13,661	16,083
Southern California	6,493	6,511	13,120	13,167
Metro Austin, TX	4,964	4,355	10,341	9,144
Other markets	63,158	59,285	123,596	115,479
Total	$120,526	$118,431	$240,481	$232,663

NOI Margin (6):
Metro Philadelphia, PA	50.0%	51.5%	51.6%	51.3%
Oahu, HI	75.8%	79.4%	76.9%	79.8%
Metro Washington, DC	62.5%	63.2%	62.2%	63.7%
Metro Boston, MA	57.9%	61.8%	56.9%	61.1%
Southern California	68.1%	68.2%	69.0%	69.2%
Metro Austin, TX	49.4%	46.5%	51.4%	47.9%
Other markets	58.5%	59.9%	58.4%	59.2%
Total	59.0%	60.4%	59.3%	60.1%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Office:
Properties	311	311	307	307
Total sq. ft.	32,712	32,712	32,321	32,321
Percent leased (3)	87.5%	89.9%	87.4%	89.8%
Rental income (4)	$161,154	$161,712	$319,997	$320,952
Property net operating income (NOI) (5)	$89,833	$92,500	$178,717	$183,595
NOI % growth	-2.9%		-2.7%

Industrial and Other:
Properties	148	148	148	148
Total sq. ft.	25,144	25,144	25,144	25,144
Percent leased (3)	93.9%	96.0%	93.9%	96.0%
Rental income (4)	$31,607	$31,471	$62,975	$61,925
Property net operating income (NOI) (5)	$22,678	$23,132	$45,122	$45,146
NOI % growth	-2.0%		-0.1%

CBD:
Properties	42	42	42	42
Total sq. ft.	10,904	10,904	10,904	10,904
Percent leased (3)	88.3%	90.3%	88.3%	90.3%
Rental income (4)	$67,738	$67,627	$135,367	$134,255
Property net operating income (NOI) (5)	$35,623	$37,364	$72,325	$73,993
NOI % growth	-4.7%		-2.3%

Suburban:
Properties	417	417	413	413
Total sq. ft.	46,952	46,952	46,561	46,561
Percent leased (3)	90.8%	93.0%	90.7%	93.0%
Rental income (4)	$125,023	$125,556	$247,605	$248,622
Property net operating income (NOI) (5)	$76,888	$78,268	$151,514	$154,748
NOI % growth	-1.8%		-2.1%

Total:
Properties	459	459	455	455
Total sq. ft.	57,856	57,856	57,465	57,465
Percent leased (3)	90.3%	92.5%	90.3%	92.5%
Rental income (4)	$192,761	$193,183	$382,972	$382,877
Property net operating income (NOI) (5)	$112,511	$115,632	$223,839	$228,741
NOI % growth	-2.7%		-2.1%

(1)	Based on properties owned continuously since 4/1/2007 and excludes properties classified in discontinued operations.
(2)	Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,274	5,274	5,274	5,274
Percent leased (3)	87.3%	89.7%	87.3%	89.7%
Rental income (4)	$29,652	$31,064	$61,300	$61,708
Property net operating income (NOI) (5)	$14,829	$16,010	$31,625	$31,655
NOI % growth	-7.4%		-0.1%

Oahu, HI:
Properties	56	56	56	56
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	95.6%	97.5%	95.6%	97.5%
Rental income (4)	$16,613	$16,137	$33,359	$31,490
Property net operating income (NOI) (5)	$12,748	$12,841	$25,966	$25,140
NOI % growth	-0.7%		3.3%

Metro Washington, D.C.:
Properties	17	17	17	17
Total sq. ft.	2,401	2,401	2,401	2,401
Percent leased (3)	92.1%	91.2%	92.1%	91.2%
Rental income (4)	$18,174	$17,370	$35,825	$34,556
Property net operating income (NOI) (5)	$11,367	$10,977	$22,273	$22,012
NOI % growth	3.6%		1.2%

Metro Boston, MA:
Properties	17	17	16	16
Total sq. ft.	2,524	2,524	2,237	2,237
Percent leased (3)	84.3%	95.5%	82.3%	95.0%
Rental income (4)	$11,832	$13,708	$21,831	$25,472
Property net operating income (NOI) (5)	$6,791	$8,469	$11,642	$15,276
NOI % growth	-19.8%		-23.8%

Southern California:
Properties	19	19	19	19
Total sq. ft.	1,174	1,174	1,174	1,174
Percent leased (3)	88.9%	94.3%	88.9%	94.3%
Rental income (4)	$9,529	$9,549	$19,009	$19,033
Property net operating income (NOI) (5)	$6,493	$6,511	$13,120	$13,167
NOI % growth	-0.3%		-0.4%

Metro Austin, TX:
Properties	24	24	24	24
Total sq. ft.	2,579	2,579	2,579	2,579
Percent leased (3)	89.6%	87.9%	89.6%	87.9%
Rental income (4)	$10,058	$9,373	$20,102	$19,085
Property net operating income (NOI) (5)	$4,964	$4,355	$10,341	$9,144
NOI % growth	14.0%		13.1%

Other Markets:
Properties	307	307	304	304
Total sq. ft.	26,111	26,111	26,007	26,007
Percent leased (3)	87.9%	89.9%	87.9%	89.9%
Rental income (4)	$96,903	$95,982	$191,546	$191,533
Property net operating income (NOI) (5)	$55,319	$56,469	$108,872	$112,347
NOI % growth	-2.0%		-3.1%

Total:
Properties	459	459	455	455
Total sq. ft.	57,856	57,856	57,465	57,465
Percent leased (3)	90.3%	92.5%	90.3%	92.5%
Rental income (4)	$192,761	$193,183	$382,972	$382,877
Property net operating income (NOI) (5)	$112,511	$115,632	$223,839	$228,741
NOI % growth	-2.7%		-2.1%

(1)	Based on properties owned continuously since 4/1/2007 and excludes properties classified in discontinued operations.
(2)	Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	Two properties in Richland, WA	8.000%	8.000%	$1,004		11/15/2008	$1,004	0.4
Secured debt	One property in Buffalo, NY	5.170%	5.170%	927		1/1/2009	134	0.5
Secured debt	See note (2)	6.814%	7.842%	236,801		1/31/2011	225,547	2.6
Secured debt	One property in Milwaukee, WI (3)	7.435%	7.435%	30,639		6/1/2011	29,145	2.9
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	24,594		6/1/2012	22,719	3.9
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,156		10/11/2012	4,507	4.3
Secured debt	One property in Decatur, GA (4)	6.500%	6.500%	4,491		1/11/2013	4,137	4.5
Secured debt	One property in Macon, GA	4.950%	6.280%	13,595		5/11/2014	11,930	5.9
Secured debt	One property in Birmingham, AL	7.360%	5.610%	13,144		8/1/2016	9,281	8.1
Secured debt	One property in Syracuse, NY (4)	7.310%	6.030%	4,244		1/1/2022	—	13.5
Secured debt	One property in Syracuse, NY (4)	7.850%	6.030%	2,069		1/1/2022	—	13.5
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,896		3/1/2022	—	13.7
Secured debt	One property in East Windsor, CT (5)	5.710%	5.240%	9,169		3/1/2026	—	17.7
Secured debt	One property in Philadelphia, PA (6)	6.794%	7.383%	40,757		1/1/2029	2,478	20.5
Total / weighted average secured fixed rate debt		6.861%	7.301%	$391,486			$310,882	5.6

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (7)		3.517%	3.517%	$301,000		8/22/2010	$301,000	2.1
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (8)		4.290%	4.290%	200,000		3/16/2011	200,000	2.7
Total / weighted average unsecured floating rate debt		3.826%	3.826%	$501,000			$501,000	2.4

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	2.1
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	2.3
Senior notes due 2012		6.950%	7.179%	200,000		4/1/2012	200,000	3.8
Senior notes due 2013		6.500%	6.693%	200,000		1/15/2013	200,000	4.5
Senior notes due 2014		5.750%	5.828%	250,000		2/15/2014	250,000	5.6
Senior notes due 2015		6.400%	6.601%	200,000		2/15/2015	200,000	6.6
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	7.3
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	8.1
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	9.0
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	9.6
Total / weighted average unsecured fixed rate debt		6.346%	6.485%	$2,050,000			$2,050,000	6.9

Total / weighted average unsecured debt		5.851%	5.963%	$2,551,000			$2,551,000	6.0

Summary Debt:
Total / weighted average secured fixed rate debt		6.861%	7.301%	$391,486			$310,882	5.6
Total / weighted average unsecured floating rate debt		3.826%	3.826%	501,000			501,000	2.4
Total / weighted average unsecured fixed rate debt		6.346%	6.485%	2,050,000			2,050,000	6.9
Total / weighted average debt		5.985%	6.141%	$2,942,486	(9)		$2,861,882	6.0

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 2/1/2011.
(4)	These non-recourse mortgages encumber properties held for sale; total mortgage debt on properties held for sale as of 6/30/2008, net of unamortizated premiums and discounts, equals $11,339.
(5)	The loan becomes prepayable on 2/7/2016.
(6)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(7)	Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 6/30/2008 is 3.1%.
(8)	The notes became prepayable, at par, on September 16, 2006. Interest rate is weighted average based on amounts outstanding during 2008. Interest rate on amounts outstanding as of 6/30/2008 is 3.4%.
(9)	Total debt as of 6/30/2008, net of unamortized premiums and discounts, equals $2,932,959.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2008	$5,468	$—	$—	$5,468	6.8%
2009	7,934	—	—	7,934	6.8%
2010	8,357	301,000	50,000	359,357	4.3%
2011	258,821	200,000	—	458,821	5.8%
2012	30,566	—	200,000	230,566	7.0%
2013	7,243	—	200,000	207,243	6.5%
2014	15,027	—	250,000	265,027	5.7%
2015	3,200	—	450,000	453,200	6.0%
2016	12,490	—	400,000	412,490	6.3%
2017	3,002	—	250,000	253,002	6.3%
2018 and thereafter	39,378	—	250,000	289,378	6.7%
Total	$391,486	$501,000	$2,050,000	$2,942,486	6.0%
Percent	13.3%	17.0%	69.7%	100.0%

(1)   Total debt as of 6/30/2008, net of unamortized premiums and discounts, equals $2,932,959.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Leverage Ratios:

Total debt / total assets	48.9%	48.9%	47.3%	46.1%	45.5%
Total debt / gross book value of real estate assets (1)	45.0%	44.8%	43.6%	42.7%	42.2%
Total debt / total market capitalization	58.5%	58.4%	54.4%	48.0%	46.4%
Total debt / total book capitalization	50.5%	50.4%	48.9%	47.7%	46.9%
Secured debt / total assets	6.5%	6.1%	6.7%	6.9%	7.1%
Variable rate debt / total debt	17.1%	17.4%	12.3%	8.9%	15.8%
Variable rate debt / total assets	8.3%	8.5%	5.8%	4.1%	7.2%

Coverage Ratios:

EBITDA / interest expense	2.7x	2.7x	2.7x	2.7x	2.8x
EBITDA / interest expense + preferred distributions	2.1x	2.1x	2.0x	2.0x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	43.5%	43.7%	42.6%	41.7%	41.3%
Secured debt / adjusted total assets (maximum 40%)	5.8%	5.5%	6.1%	6.2%	6.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7x	2.6x	2.7x	2.8x	2.9x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	227.4%	229.0%	234.9%	241.2%	244.6%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale and purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Tenant improvements (TI)	$9,601	$5,178	$20,714	$9,651	$16,015
Leasing costs (LC)	4,091	3,859	3,156	6,876	7,167
Total TI and LC	13,692	9,037	23,870	16,527	23,182

Building improvements (1)	2,953	1,789	5,893	3,048	3,089
Development, redevelopment and other activities (2)	2,955	3,491	6,957	5,568	15,883
Total capital improvements, including TI and LC	$19,600	$14,317	$36,720	$25,143	$42,154

Sq. ft. beginning of period	65,315	64,456	63,928	63,571	60,251
Sq. ft. end of period	65,247	65,315	64,456	63,928	63,571
Average sq. ft. during period	65,281	64,886	64,192	63,750	61,911

Building improvements per average sq. ft. during period	$0.05	$0.03	$0.09	$0.05	$0.05

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components, and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Feb-08	Cleveland, OH	Office	2	878	$123,700	$140.89	9.0%	8.2	90.7%	Jones Day
	Q1 2008 Total / Weighted Average		2	878	123,700	140.89	9.0%	8.2	90.7%

Jun-08	Milwaukee, WI	Office	1	374	53,050	141.84	9.1%	6.1	96.8%	Marshall and Ilsley Trust Co
	Q2 2008 Total / Weighted Average		1	374	53,050	141.84	9.1%	6.1	96.8%

	Total / Weighted Average		3	1,252	$176,750	$141.17	9.0%	6.8	92.5%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

		There were no dispositions during the three months ended March 31, 2008.

Jun-08	Pittsburgh, PA	Office	1	75	$15,002	$10,100	$200.03	$134.67	1.5x	$5,308
Jun-08	Fort Washington, PA	Office	1	124	9,594	6,794	77.37	54.79	1.4x	4,495
Jun-08	Lincoln, RI	Office	1	62	12,336	8,000	198.97	129.03	1.5x	5,173
Jun-08	Austin, TX	Office	1	71	28,134	7,200	396.25	101.41	3.9x	16,185
Jun-08	Irving, TX	Office	1	117	18,713	8,414	159.94	71.91	2.2x	8,806
	Q2 2008 Total / Weighted Average		5	449	83,779	40,508	186.59	90.22	2.1x	39,967

	Total		5	449	$83,779	$40,508	$186.59	$90.22	2.1x	$39,967

(1)       Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)       Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)       Average remaining lease term based on rental income as of the date acquired.

(4)       Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

2008 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended 6/30/2008	For the Three Months Ended 3/31/2008

Debt Transactions (1):
New debt raised	$—	$—
New debt assumed as part of acquisitions	$30,639	$—
Total new debt	30,639	—

Debt retired	$—	$(28,600)
Net debt	$30,639	$(28,600)

Equity Transactions:
New common shares issued	—	—
New common equity raised, net	$—	$—

New preferred shares issued	—	—
New preferred equity raised, net	$—	$—
Total new equity	$—	$—

Preferred equity retired	$—	$—
Net equity	$—	$—

(1) Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,274	—	2,401	2,599	1,174	1,342	21,536	34,326
Industrial and Other	—	17,914	—	—	—	1,237	9,961	29,112
Total	5,274	17,914	2,401	2,599	1,174	2,579	31,497	63,438

CBD	4,574	158	681	523	331	115	5,775	12,157
Suburban	700	17,756	1,720	2,076	843	2,464	25,722	51,281
Total	5,274	17,914	2,401	2,599	1,174	2,579	31,497	63,438

U.S. Government and other government tenants (2)	11	—	1,240	211	366	15	3,515	5,358
Land leases (2)	—	16,636	—	—	—	—	—	16,636
Other investment grade tenants (2)(3)	2,372	2	67	832	76	222	8,190	11,761
Other tenants (2)	2,219	420	904	1,160	602	2,073	16,526	23,904
Vacant	672	856	190	396	130	269	3,266	5,779
Total	5,274	17,914	2,401	2,599	1,174	2,579	31,497	63,438

Percent by Major Market:
Office	15%	0%	7%	8%	3%	4%	63%	100%
Industrial and Other	0%	62%	0%	0%	0%	4%	34%	100%
Total	8%	28%	4%	4%	2%	4%	50%	100%

CBD	38%	1%	6%	4%	3%	1%	47%	100%
Suburban	1%	35%	3%	4%	2%	5%	50%	100%
Total	8%	28%	4%	4%	2%	4%	50%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	7%	0%	66%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	20%	0%	1%	7%	1%	2%	69%	100%
Other tenants	9%	2%	4%	5%	2%	9%	69%	100%
Vacant	12%	15%	3%	7%	2%	5%	56%	100%
Total	8%	28%	4%	4%	2%	4%	50%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	52%	68%	54%
Industrial and Other	0%	100%	0%	0%	0%	48%	32%	46%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	28%	20%	28%	5%	18%	19%
Suburban	13%	99%	72%	80%	72%	95%	82%	81%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	52%	8%	31%	1%	11%	8%
Land leases	0%	93%	0%	0%	0%	0%	0%	26%
Other investment grade tenants (3)	45%	0%	3%	32%	7%	9%	26%	19%
Other tenants	42%	2%	37%	45%	51%	80%	53%	38%
Vacant	13%	5%	8%	15%	11%	10%	10%	9%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)       Excludes properties classified in discontinued operations.

(2)       Sq. ft. is pursuant to signed leases as of 6/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)       Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (2):
Office	$122,008	$—	$71,044	$51,362	$38,152	$27,004	$376,171	$685,741
Industrial and Other	—	66,860	—	—	—	13,281	63,549	143,690
Total	$122,008	$66,860	$71,044	$51,362	$38,152	$40,285	$439,720	$829,431

CBD	$111,640	$1,255	$28,769	$20,587	$22,433	$2,351	$112,332	$299,367
Suburban	10,368	65,605	42,275	30,775	15,719	37,934	327,388	530,064
Total	$122,008	$66,860	$71,044	$51,362	$38,152	$40,285	$439,720	$829,431

U.S. Government and other government tenants	$251	$—	$39,879	$5,237	$7,849	$253	$66,644	$120,113
Land leases	—	60,590	—	—	—	—	—	60,590
Other investment grade tenants (3)	63,866	258	2,307	14,735	1,931	3,470	137,422	223,989
Other tenants	57,891	6,012	28,858	31,390	28,372	36,562	235,654	424,739
Total	$122,008	$66,860	$71,044	$51,362	$38,152	$40,285	$439,720	$829,431

Percent by Major Market:
Office	18%	0%	10%	7%	6%	4%	55%	100%
Industrial and Other	0%	47%	0%	0%	0%	9%	44%	100%
Total	15%	8%	8%	6%	5%	5%	53%	100%

CBD	37%	0%	10%	7%	7%	1%	38%	100%
Suburban	2%	12%	8%	6%	3%	7%	62%	100%
Total	15%	8%	8%	6%	5%	5%	53%	100%

U.S. Government and other government tenants	0%	0%	33%	4%	7%	0%	56%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	29%	0%	1%	7%	1%	1%	61%	100%
Other tenants	14%	1%	7%	7%	7%	9%	55%	100%
Total	15%	8%	8%	6%	5%	5%	53%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	67%	85%	83%
Industrial and Other	0%	100%	0%	0%	0%	33%	15%	17%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	92%	2%	40%	40%	59%	6%	26%	36%
Suburban	8%	98%	60%	60%	41%	94%	74%	64%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	56%	10%	21%	1%	15%	15%
Land leases	0%	91%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (3)	52%	0%	3%	29%	5%	8%	31%	27%
Other tenants	48%	9%	41%	61%	74%	91%	54%	51%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)       Excludes properties classified in discontinued operations.

(2)       Annualized rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)       Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 6/30/2008			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,274	8.3%	$122,008	14.7%
Oahu, HI	57	17,914	28.2%	66,860	8.1%
Metro Washington, DC	17	2,401	3.8%	71,044	8.6%
Metro Boston, MA	19	2,599	4.1%	51,362	6.2%
Southern California	19	1,174	1.9%	38,152	4.6%
Metro Austin, TX	24	2,579	4.1%	40,285	4.8%
Other markets	334	31,497	49.6%	439,720	53.0%
Total	489	63,438	100.0%	$829,431	100.0%

	Percent NOI For the Three Months Ended (3)
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Metro Philadelphia, PA	12.3%	13.2%	12.4%	12.8%	12.7%
Oahu, HI	10.6%	10.1%	9.6%	10.1%	9.9%
Metro Washington, DC	9.4%	9.4%	9.6%	9.5%	9.6%
Metro Boston, MA	5.8%	6.6%	8.6%	8.3%	8.3%
Southern California	5.4%	6.9%	6.7%	6.9%	7.0%
Metro Austin, TX	4.1%	4.8%	4.2%	4.5%	4.0%
Other markets	52.4%	49.0%	48.9%	47.9%	48.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)       Excludes properties classified in discontinued operations.

(2)       Annualized rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)       NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.  Current period (6/30/2008) excludes properties classified in discontinued operations;  prior periods reflect amounts previously reported and includes properties reclassified in discontinued operations in the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Properties	489	537	535	530	524
Total sq. ft. (2)	63,438	65,315	64,456	63,928	63,571
Percentage leased	90.9%	91.6%	92.9%	92.8%	92.9%

Leasing Activity (sq. ft.):
New leases	379	273	405	248	814
Renewals	1,316	553	833	1,235	1,107
Total	1,695	826	1,238	1,483	1,921

% Change in GAAP Rent (3):
New leases	23%	2%	12%	26%	8%
Renewals	5%	3%	2%	6%	0%
Weighted average	9%	2%	5%	9%	3%

Capital Commitments (4):
New leases	$9,039	$6,325	$6,583	$3,420	$24,074
Renewals	4,252	3,091	4,969	14,204	10,936
Total	$13,291	$9,416	$11,552	$17,624	$35,010

Capital Commitments per Sq. Ft. (4):
New leases	$23.85	$23.17	$16.25	$13.79	$29.57
Renewals	$3.23	$5.59	$5.97	$11.50	$9.88
Total	$7.84	$11.40	$9.33	$11.88	$18.22

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.3	6.0	6.3	5.0	8.2
Renewals	5.4	5.4	5.3	8.3	7.7
Total	5.6	5.6	5.6	7.7	7.9

Capital Commitments per Sq. Ft. per Year:
New leases	$3.79	$3.86	$2.58	$2.76	$3.61
Renewals	$0.60	$1.04	$1.13	$1.39	$1.28
Total	$1.40	$2.04	$1.67	$1.54	$2.31

(1)       Current period (6/30/2008) excludes properties classified in discontinued operations.  Prior periods reflect amounts previously reported and includes properties classified in discontinued operations in the current period.

(2)       Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)       Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)       Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 6/30/2008) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 6/30/2008
Property Type/Market	6/30/2008	New	Renewals	Total
Office	34,326	311	759	1,070
Industrial and Other	29,112	68	557	625
Total	63,438	379	1,316	1,695

CBD	12,157	67	162	229
Suburban	51,281	312	1,154	1,466
Total	63,438	379	1,316	1,695

Metro Philadelphia, PA	5,274	5	102	107
Oahu, HI	17,914	—	65	65
Metro Washington, DC	2,401	36	15	51
Metro Boston, MA	2,599	11	—	11
Southern California	1,174	12	13	25
Metro Austin, TX	2,579	28	25	53
Other markets	31,497	287	1,096	1,383
Total	63,438	379	1,316	1,695

	Sq. Ft. Leased
	As of	3/31/2008		New and	Acquisitions /	As of	6/30/2008
	3/31/2008	% Leased (2)	Expired	Renewals	(Sales)	6/30/2008	% Leased
Office	32,258	89.1%	(1,315)	1,070	(1,862)	30,151	87.8%
Industrial and Other	27,585	94.8%	(702)	625	—	27,508	94.5%
Total	59,843	91.6%	(2,017)	1,695	(1,862)	57,659	90.9%

CBD	11,135	90.2%	(396)	229	(184)	10,784	88.7%
Suburban	48,708	91.9%	(1,621)	1,466	(1,678)	46,875	91.4%
Total	59,843	91.6%	(2,017)	1,695	(1,862)	57,659	90.9%

Metro Philadelphia, PA	4,909	90.5%	(260)	107	(154)	4,602	87.3%
Oahu, HI	17,040	95.1%	(46)	65	—	17,059	95.2%
Metro Washington, DC	2,435	91.6%	(36)	51	(240)	2,210	92.1%
Metro Boston, MA	2,699	87.1%	(6)	11	(502)	2,202	84.7%
Southern California	1,375	95.2%	(86)	25	(270)	1,044	88.9%
Metro Austin, TX	2,448	89.7%	(46)	53	(144)	2,311	89.6%
Other markets	28,937	90.3%	(1,537)	1,383	(552)	28,231	89.6%
Total	59,843	91.6%	(2,017)	1,695	(1,862)	57,659	90.9%

(1)       Excludes properties classified in discontinued operations.

(2)       Based on total sq. ft. as of March 31, 2008; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (6 MONTHS ENDED 6/30/2008) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Six Months Ended 6/30/2008
Property Type/Market	6/30/2008	New	Renewals	Total
Office	34,326	563	1,087	1,650
Industrial and Other	29,112	89	782	871
Total	63,438	652	1,869	2,521

CBD	12,157	151	287	438
Suburban	51,281	501	1,582	2,083
Total	63,438	652	1,869	2,521

Metro Philadelphia, PA	5,274	53	119	172
Oahu, HI	17,914	6	65	71
Metro Washington, DC	2,401	46	16	62
Metro Boston, MA	2,599	15	3	18
Southern California	1,174	43	77	120
Metro Austin, TX	2,579	54	29	83
Other markets	31,497	435	1,560	1,995
Total	63,438	652	1,869	2,521

	Sq. Ft. Leased
	As of	12/31/2007		New and	Acquisitions /	As of	6/30/2008
	12/31/2007	% Leased (2)	Expired	Renewals	(Sales)	6/30/2008	% Leased
Office	31,824	90.0%	(2,258)	1,650	(1,065)	30,151	87.8%
Industrial and Other	28,073	96.4%	(1,436)	871	—	27,508	94.5%
Total	59,897	92.9%	(3,694)	2,521	(1,065)	57,659	90.9%

CBD	10,359	90.2%	(626)	438	613	10,784	88.7%
Suburban	49,538	93.5%	(3,068)	2,083	(1,678)	46,875	91.4%
Total	59,897	92.9%	(3,694)	2,521	(1,065)	57,659	90.9%

Metro Philadelphia, PA	4,898	90.0%	(314)	172	(154)	4,602	87.3%
Oahu, HI	17,453	97.4%	(465)	71	—	17,059	95.2%
Metro Washington, DC	2,427	91.3%	(39)	62	(240)	2,210	92.1%
Metro Boston, MA	2,990	96.5%	(304)	18	(502)	2,202	84.7%
Southern California	1,354	93.8%	(160)	120	(270)	1,044	88.9%
Metro Austin, TX	2,463	90.3%	(91)	83	(144)	2,311	89.6%
Other markets	28,312	90.8%	(2,321)	1,995	245	28,231	89.6%
Total	59,897	92.9%	(3,694)	2,521	(1,065)	57,659	90.9%

(1)       Current period (6/30/2008) excludes properties classified in discontinued operations.  Prior periods reflects amounts previously reported and includes properties classifed in discontinued operations in the current period.

(2)       Based on total sq. ft. as of December 31, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1 U.S. Government	4,686	8.1%	13.1%	2008 to 2020
2 GlaxoSmithKline plc	608	1.1%	1.8%	2013
3 PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4 Jones Day (law firm)	407	0.7%	1.4%	2012, 2019
5 Flextronics International Ltd.	894	1.6%	1.2%	2014
6 JDA Software Group, Inc.	283	0.5%	1.1%	2012
7 ING	410	0.7%	1.1%	2011, 2018
8 Ballard Spahr Andrews & Ingersoll, LLP	235	0.4%	1.0%	2008, 2015
Total	7,983	13.9%	22.1%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2008	2008	2009	2010	2011 and Thereafter

Office:
Total sq. ft.	34,326
Leased sq. ft. (2)	30,151	1,487	2,859	3,619	22,186
Percent	100.0%	4.9%	9.5%	12.0%	73.6%
Annualized rental income (3)	$685,741	$31,874	$62,529	$79,910	$511,428
Percent	100.0%	4.6%	9.1%	11.7%	74.6%

Industrial and Other:
Total sq. ft.	29,112
Leased sq. ft. (2)	27,508	674	591	2,802	23,441
Percent	100.0%	2.5%	2.1%	10.2%	85.2%
Annualized rental income (3)	$143,690	$5,039	$4,679	$19,753	$114,219
Percent	100.0%	3.5%	3.3%	13.7%	79.5%

CBD:
Total sq. ft.	12,157
Leased sq. ft. (2)	10,784	579	749	897	8,559
Percent	100.0%	5.4%	6.9%	8.3%	79.4%
Annualized rental income (3)	$299,367	$12,714	$22,375	$26,504	$237,774
Percent	100.0%	4.2%	7.5%	8.9%	79.4%

Suburban:
Total sq. ft.	51,281
Leased sq. ft. (2)	46,875	1,582	2,701	5,524	37,068
Percent	100.0%	3.4%	5.8%	11.8%	79.0%
Annualized rental income (3)	$530,064	$24,199	$44,833	$73,159	$387,873
Percent	100.0%	4.6%	8.5%	13.8%	73.1%

Total:
Total sq. ft.	63,438
Leased sq. ft. (2)	57,659	2,161	3,450	6,421	45,627
Percent	100.0%	3.7%	6.0%	11.1%	79.2%
Annualized rental income (3)	$829,431	$36,913	$67,208	$99,663	$625,647
Percent	100.0%	4.5%	8.1%	12.0%	75.4%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2008	2008	2009	2010	2011 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,274
Leased sq. ft. (2)	4,602	187	274	324	3,817
Percent	100.0%	4.1%	6.0%	7.0%	82.9%
Annualized rental income (3)	$122,008	$4,863	$6,148	$8,041	$102,956
Percent	100.0%	4.0%	5.0%	6.6%	84.4%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,059	470	264	308	16,017
Percent	100.0%	2.8%	1.5%	1.8%	93.9%
Annualized rental income (3)	$66,860	$3,054	$1,054	$1,504	$61,248
Percent	100.0%	4.6%	1.6%	2.2%	91.6%
Metro Washington, DC:
Total sq. ft.	2,401
Leased sq. ft. (2)	2,210	14	97	229	1,870
Percent	100.0%	0.6%	4.4%	10.4%	84.6%
Annualized rental income (3)	$71,044	$516	$3,650	$7,540	$59,338
Percent	100.0%	0.7%	5.1%	10.6%	83.6%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,202	99	32	84	1,987
Percent	100.0%	4.5%	1.5%	3.8%	90.2%
Annualized rental income (3)	$51,362	$3,085	$1,035	$2,571	$44,671
Percent	100.0%	6.0%	2.0%	5.0%	87.0%
Southern California:
Total sq. ft.	1,174
Leased sq. ft. (2)	1,044	65	170	86	723
Percent	100.0%	6.2%	16.3%	8.2%	69.3%
Annualized rental income (3)	$38,152	$1,950	$7,068	$4,560	$24,574
Percent	100.0%	5.1%	18.5%	12.0%	64.4%
Metro Austin, TX:
Total sq. ft.	2,579
Leased sq. ft. (2)	2,311	83	152	477	1,599
Percent	100.0%	3.6%	6.6%	20.6%	69.2%
Annualized rental income (3)	$40,285	$1,970	$2,905	$9,127	$26,283
Percent	100.0%	4.9%	7.2%	22.7%	65.2%
Other markets:
Total sq. ft.	31,497
Leased sq. ft. (2)	28,231	1,243	2,461	4,913	19,614
Percent	100.0%	4.4%	8.7%	17.4%	69.5%
Annualized rental income (3)	$439,720	$21,475	$45,348	$66,320	$306,577
Percent	100.0%	4.9%	10.3%	15.1%	69.7%
Total:
Total sq. ft.	63,438
Leased sq. ft. (2)	57,659	2,161	3,450	6,421	45,627
Percent	100.0%	3.7%	6.0%	11.1%	79.2%
Annualized rental income (3)	$829,431	$36,913	$67,208	$99,663	$625,647
Percent	100.0%	4.5%	8.1%	12.0%	75.4%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (2)	% of Sq. Ft Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2008	2,161	3.7%	3.7%	$36,913	4.5%	4.5%
2009	3,450	6.0%	9.7%	67,208	8.1%	12.6%
2010	6,421	11.1%	20.8%	99,663	12.0%	24.6%
2011	5,663	9.8%	30.6%	98,900	11.9%	36.5%
2012	5,172	9.0%	39.6%	102,860	12.4%	48.9%
2013	4,558	7.9%	47.5%	78,777	9.5%	58.4%
2014	2,890	5.0%	52.5%	49,393	6.0%	64.4%
2015	3,546	6.2%	58.7%	65,197	7.9%	72.3%
2016	2,717	4.7%	63.4%	44,099	5.3%	77.6%
2017	1,834	3.2%	66.6%	37,584	4.5%	82.1%
2018 and thereafter	19,247	33.4%	100.0%	148,837	17.9%	100.0%
Total	57,659	100.0%		$829,431	100.0%

Weighted average remaining lease term (in years)	8.7			6.1

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.